                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                   FORM 8-K/A

                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):         September 7, 2000
                                                 ------------------------------



                          eResource Capital Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                      1-8662                23-2265039
-------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission File         (IRS Employer
      of incorporation)                Number)           Identification Number)




3353 Peachtree Road, N.E., Suite 130 Atlanta, Georgia           30326
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


flightserv.com, 3343 Peachtree Rd., N.E., Suite 530, Atlanta, GA 30326
-------------------------------------------------------------------------------
(Former Name or Former Address, if changed since last report)


Registrant's telephone number, including area code:  (404) 760-2570
                                                     --------------------------

This Amendment No. 1 amends and supplements Items 7(a) and 7(b) of the Current Report on form 8-K filed on September 22, 2000 by the registrant (the "Company") with respect to, among other things, the Company's acquisition of DM Marketing, Inc. In accordance with Item 7 of form 8-K, the financial statements required thereby are being filed with this Amendment No. 1.

Statements in this report about anticipated or expected future revenue or growth or expressions of future goals or objectives are forward-looking statements within the meaning of Section 21E of the Securities Act of 1934, as amended. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including those risks described in the Company's filings with the Securities and Exchange Commission, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired

         In accordance with Item 7(a) of Form 8-K, the following financial statements of DM Marketing, Inc. prepared in accordance with regulation S-X are included in this report:

                  Independent Auditors' Report

                  Balance Sheets as of June 30, 2000 and 1999

                  Statements of Operations and Accumulated Deficit for the year ended June 30, 2000 and for the ten month period ended June 30, 1999

                  Statements of Cash Flows for the year ended June 30, 2000 and for the ten month period ended June 30, 1999

                  Notes to Financial Statements

(b)  Pro Forma Financial Information

         In accordance with Item 7(b) of Form 8-K, the following pro forma financial statements of eResource Capital Group, Inc. prepared in accordance with regulation S-X are included in this report:

                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000

                  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2000

(c)  Exhibits

         2.1 Stock Purchase Agreement dated as of August 16, 2000 among eResource Capital Group, DM Marketing, Inc., Michael Pruitt and Darek Childress.* Pursuant to Item 601(b)(2), the exhibits to the Stock Purchase Agreement have been omitted and the Company agrees to furnish copies of such exhibits supplemental to the Commission upon request.

         2.2 Stock Purchase Agreement dated as of August 11, 2000 between the Company, Internet Aviation Services, Ltd. and Caliente Consulting.* Pursuant to Item 601(b)(2), the exhibits to the Stock Purchase Agreement have been omitted and the Company agrees to furnish copies of such exhibits supplementary to the Commission upon request.

         99.1     Press Release dated September 14, 2000*

         99.2     Press Release dated September 8, 2000*

         99.3     Press Release dated August 31, 2000*

         99.4     Press Release dated August 25, 2000*




                  *Previously filed.


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



                          Independent Auditors' Report


Stockholders and Directors
DM Marketing, Inc.
Pensacola, FL 32534

We have audited the accompanying balance sheets as of June 30, 2000 and 1999, and the related statements of operations and accumulated deficit and the statements of cash flows for the year ended June 30, 2000 and for the ten month period ended June 30, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DM Marketing, Inc., as of June 30, 2000 and 1999, and the results of its operations and cash flows for the year ended June 30, 2000 and for the ten month period ended June 30, 1999 in conformity with accounting principles generally accepted in the United States.




October 31, 2000

                                     By:  /s/ WALKER, CROOK & JONES, P.C.
                                        --------------------------------------
                                              Walker, Crook & Jones, P.C.



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

                               DM Marketing, Inc.
                                 Balance Sheets


                                     ASSETS                             June 30
                                                              ---------------------------
                                                                2000                1999
                                                              ---------          ---------
Cash and cash equivalents                                     $ 157,466          $   1,794
Prepaid expenses                                                     --              3,006
                                                              ---------          ---------

     Current assets                                             157,466              4,800
Property and equipment, net                                      58,069             21,739
                                                              ---------          ---------

        Total assets                                          $ 215,535          $  26,539
                                                              =========          =========


              Liabilities and Stockholders' Equity


Accounts payable and accrued expenses                         $   4,232          $      --
                                                              ---------          ---------

  Current liabilities                                             4,232                 --

Commitments and contingent liabilities

Shareholders' equity:
  Common stock, no par value, 1500 shares authorized,
   issued and outstanding                                            --                 --
  Paid-in capital                                               218,941             84,117
  Accumulated deficit                                            (7,638)           (57,578)
                                                              ---------          ---------

      Total shareholders' equity                                211,303             26,539
                                                              ---------          ---------

         Total liabilities and shareholders' equity           $ 215,535          $  26,539
                                                              =========          =========



The accompanying notes are an integral part of these financial statements.


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




                               DM Marketing, Inc.
                Statements of Operations and Accumulated Deficit




                                                                         Ten Month
                                                    Year Ended         Period Ended
                                                   June 30, 2000      June 30, 1999
                                                   -------------      -------------
Revenues                                             $ 354,854          $  35,376

Selling, general and administrative expenses           298,354             90,379
Depreciation and amortization                            6,560              2,575
                                                     ---------          ---------

        Net income (loss)                               49,940            (57,578)

Accumulated deficit-beginning of  period               (57,578)                --
                                                     ---------          ---------

Accumulated deficit-end of period                    $  (7,638)         $ (57,578)
                                                     =========          =========



The accompanying notes are an integral part of these financial statements.


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
                               DM Marketing, Inc.
                            Statements of Cash Flows



                                                                                        Ten Month
                                                                       Year Ended      Period Ended
                                                                      June 30, 2000    June 30, 1999
                                                                     ---------------  --------------
Cash flows provided by operating activities:
    Net income (loss)                                                 $  49,940          $ (57,578)
    Adjustments to reconcile net loss to net cash provided by
      operating activities:
      Depreciation and amortization                                       6,560              2,575
    Changes in operating assets and liabilities:
      Prepaid expenses                                                    3,006             (3,006)
      Accounts payable and accrued expenses                               4,232                 --
                                                                      ---------          ---------

        Net cash provided (used) by operating activities                 63,738            (58,009)
                                                                      ---------          ---------

Cash flows from investing activities:
   Purchase of property and equipment                                   (42,890)           (24,314)
                                                                      ---------          ---------

        Net cash used by investing activities                           (42,890)           (24,314)
                                                                      ---------          ---------

Cash flows from financing activities:
   Proceeds from issuance of common stock                                    --             84,117
   Capital contributions by shareholder                                 134,824                 --
                                                                      ---------          ---------

        Net cash provided by financing activities                       134,824             84,117
                                                                      ---------          ---------

Net increase in cash and cash equivalents                               155,672              1,794

Cash and cash equivalents at beginning of year                            1,794                 --
                                                                      ---------          ---------

Cash and cash equivalents at end of year                              $ 157,466          $   1,794
                                                                      =========          =========



The accompanying notes are an integral part of these financial statements.

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


                               DM Marketing, Inc.
                          Notes to Financial Statements



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Nature of Business

         DM Marketing, Inc. (the "Company"), began operations on October 2, 1998 and provides telemarketing, help desk and other services primarily for Internet related companies located throughout the United States.

         Cash Equivalents

         The Company considers all highly liquid investments readily convertible into cash or having a maturity of three months or less when purchased to be cash equivalents.

         Property and Equipment

         Property and equipment are stated at cost less allowance for depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The Company periodically assesses the realizability of its long-lived assets and evaluates such assets for impairment whenever events or change in circumstances indicated the carrying amount of an asset may not be recoverable.

         Advertising Cost

         The Company conducts nondirect response advertising. The costs are expensed as incurred. Advertising cost totaled $30,108 and $5,479 for the year ended June 30, 2000 and for the ten month period ended June 30, 1999, respectively.

         Revenue Recognition

         The Company provides services to customers under contracts negotiated on a project basis. Revenue is recognized over the term of each contract ranging from 1 day to 3 months.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could materially differ from those estimates.

2.       PROPERTY AND EQUIPMENT

         Major classifications of property and equipment and their respective depreciable lives are summarized below:


                                                2000               1999      Depreciable Lives
                                               --------          --------    -----------------
         Office Equipment                      $ 67,204          $ 24,314       5-10 years
         Less Accumulated Depreciation           (9,135)           (2,575)
                                               --------          --------
                                               $ 58,069          $ 21,739
                                               ========          ========


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

                               DM Marketing, Inc.
                    Notes to Financial Statements (continued)



3.       COMMON STOCK

         During the ten month period ended June 30, 1999, the Company issued 1,500 shares of common stock for $84,117 in a private placement transaction. During the year ended June 30, 2000, one of the Company's shareholders made capital contributions aggregating $134,824.

4.       INCOME TAXES

         The Company accounts for income taxes in accordance with the liability method as provided under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Accordingly, deferred income taxes are recognized for the tax consequences of differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. The measurement of deferred tax assets is reduced, if necessary, by the amount of any benefits that based on available evidence, are not expected to be realized.

         No provision for income taxes was recorded for the ten month period ended June 30, 1999. The Company utilized $49,940 of the available net operating loss carryforward for the year ended June 30, 2000. The remaining loss carryforward balance of $7,638 may be applied against future taxable income through 2019. No other significant deferred income tax assets or liabilities exist.

5.       OPERATING LEASE COMMITMENT

         The Company entered into a 24 month operating lease agreement for its office space in July 2000. The lease requires a monthly lease payment of $2,687. Future minimum lease payments are as follows as of June 30, 2000:

                                 2001             $32,244
                                 2002             $32,244

         Prior to entering into the above agreement the Company leased office space on a month to month basis. Rent expense totaled $22,030 and $12,000 for the year ended June 30, 2000 and the ten month period ended June 30, 1999, respectively.



6.       CONCENTRATIONS OF CREDIT RISK

         Financial instruments that potentially subject the Company to credit risk consisted of cash. The Company maintains its cash balances in a financial institution located in Atmore, Alabama. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At June 30, 2000, the Company's uninsured cash balances totaled $40,566.

7.       SUBSEQUENT EVENTS

         In August 2000, one of the Company's stockholders made a capital contribution of $300,000.

         On September 7, 2000 the Company exchanged shares in connection with a definitive purchase agreement executed on August 16, 2000 related to the sale of DM Marketing, Inc. to flightserv.com (now known as eResource Capital Group, Inc.). The stockholders of the Company sold their 1,500 shares of common stock in exchange for 8,450,000 restricted shares of flightserv.com common stock with a market value of $5,281,250 on August 16, 2000.

Item 7.  Continued

(b)      Pro Forma Financial Information

         On September 7, 2000, eResource Capital Group, Inc. (the "Company") (formerly flightserv.com) exchanged shares in connection with a definitive purchase agreement executed on August 16, 2000 ( the "DM Agreement") related to the acquisition of DM Marketing, Inc., a Delaware corporation ("DM"). The DM Agreement was among the Company, DM, Michael Pruitt and Darek Childress (together with Mr. Pruitt, the "DM Stockholders"). Pursuant to the DM Agreement, the Company acquired all of the issued and outstanding capital stock of DM from the DM Stockholders in exchange for 8,450,000 shares of the Company's common stock with a market value of $5,281,250 on August 16, 2000. The DM acquisition will be accounted for under the purchase method of accounting.

         As a result of the DM Acquisition, DM became a wholly-owned subsidiary of the Company. DM, based in Pensacola, Florida, operates a call center providing telemarketing, help desk and other services for Internet related companies.

         The following unaudited pro forma condensed consolidated balance sheet and statement of operations of eResource Capital Group, Inc ("RCG" or the "Company") and DM Marketing, Inc. ("DM") are derived from, and should be read in conjunction with, the audited financial statements of DM included in item 7(a) herein and the audited consolidated financial statements of RCG as previously filed on Form 10-KSB for the year ended June 30, 2000. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the acquisition been consummated on the dates indicated, or which may be reported in the future.

         The following unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statement of operations reflect adjustments as if the acquisition had been consummated on July 1, 1999.

                 eResource Capital Group, Inc. and Subsidiaries
           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)



                                         ASSETS
                                                              eResource                                              eResource
                                                               Capital                                                Capital
                                                              Group, Inc.     DM Marketing, Inc.                     Group, Inc.
                                                             June 30, 2000      June 30, 2000        Pro Forma      June 30, 2000
                                                                 Actual             Actual         Adjustments (1)    Pro Forma
                                                             -------------    ------------------  ---------------   -------------
Cash and cash equivalents                                    $    526,657     $     157,466        $           --   $     684,123
Accounts and notes receivable                                      55,995                --                    --          55,995
Prepaid expenses - compensation                                 4,615,862                --                    --       4,615,862
Prepaid expenses - other                                          119,912                --                    --         119,912
                                                             ------------     -------------       ---------------   -------------

     Total current assets                                       5,318,426           157,466                    --       5,475,892
Deferred costs and other assets                                   924,743                --                    --         924,743
Predevelopment costs                                            1,164,043                --                    --       1,164,043
Property and equipment, net                                     9,561,842            58,069                    --       9,619,911
Goodwill                                                               --                --             5,999,594       4,799,676
                                                                                                       (1,199,918)
                                                             ------------     -------------       ---------------   -------------


        Total assets                                         $ 16,969,054     $     215,535       $     4,799,676   $  21,984,265
                                                             ============     =============       ===============   =============


                                                LIABILITIES AND STOCKHOLDERS' EQUITY

Notes payable - current portion                              $    128,683     $         --        $            --   $    128,683
Accounts payable and accrued expenses                             839,146            4,232                 34,250        877,628
                                                             ------------     ------------           ------------   ------------

      Total current liabilities                                   967,829            4,232                 34,250      1,006,311

Net liabilities of discontinued operations                          5,852               --                     --          5,852
Notes payable                                                   7,582,707               --                     --      7,582,707
Accrued interest payable                                          848,424               --                     --        848,424
Commitments and contingent liabilities

Shareholders' equity:
  Common stock, $.04 par value, 60,000,000 shares authorized,
   33,554,584 and 42,004,584 issued and outstanding,            1,342,183               --                338,000      1,680,183
   respectively
  Additional paid-in capital                                   78,147,672          218,941              5,627,344     83,993,457
  Accumulated deficit                                         (71,788,106)          (7,638)            (1,199,918)   (72,995,662)
  Treasury stock - at cost (435,930 shares)                      (137,507)              --                     --       (137,507)
                                                             ------------     ------------           ------------   ------------

      Total shareholders' equity                                7,564,242          211,303              4,765,426     12,540,971
                                                             ------------     ------------           ------------   ------------

         Total liabilities and shareholders' equity          $ 16,969,054     $    215,535           $  4,799,676   $ 21,984,265
                                                             ============     ============           ============   ============


              The accompanying notes are an integral part of these
                       consolidated financial statements.


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



                 eResource Capital Group, Inc. and Subsidiaries
     Pro Forma Condensed Consolidated Statements of Operations (Unaudited)




                                                   eResource Capital         DM                             eResource Capital
                                                      Group, Inc.       Marketing, Inc.                         Group, Inc.
                                                      Year Ended          Year Ended                            Year Ended
                                                    June 30, 2000        June 30, 2000         Pro Forma       June 30, 2000
                                                        Actual              Actual          Adjustments(1)        Pro Forma
                                                   ----------------     ----------------   ---------------  -------------------
Revenues:
  Sales - private aviation                           $     10,040       $         --       $         --       $     10,040
  Sales-call center                                            --            354,854                 --            354,854

  Lease income - commercial real estate                 1,108,438                 --                 --          1,108,438
                                                     ------------       ------------       ------------       ------------
                                                        1,118,478            354,854                 --          1,473,332
Cost of sales - private aviation                           93,561                 --                 --             93,561
                                                     ------------       ------------       ------------       ------------
       Gross profit                                     1,024,917            354,854                 --          1,379,771

Selling general and administrative expenses             7,023,055            298,354                 --          7,321,409
Compensation expense related to issuance
 of stock options and warrants                         48,996,238                 --                            48,996,238
Depreciation and amortization                             466,482              6,560          1,199,918          1,672,960
Interest expense, net                                     862,975                 --                 --            862,975
Loss on investments                                     1,011,716                 --                 --          1,011,716
                                                     ------------       ------------       ------------       ------------
        Loss before discontinued operations          $(57,335,549)      $     49,940       $ (1,199,918)      $(58,485,527)
                                                     ============       ============       ============       ============


Basic and diluted loss per share before
  discontinued operations                            $      (1.81)                                            $      (1.46)
                                                     ============                                             ============

Weighted average shares outstanding used
  in computing basic and diluted loss per share        31,596,541                                               40,046,541
                                                     ============                                             ============




              The accompanying notes are an integral part of these
                       consolidated financial statements.


---------------------


(1) The 8,450,000 shares of common stock issued by RCG for the DM acquisition had a fair market value of $5,281,250 on August 16, 2000. Including direct acquisition costs the aggregate purchase price for DM was $6,210,897. The excess value of the purchase price over the historical value of DM's net assets on the acquisition date has been allocated to goodwill which will be amortized over five years. Pro forma goodwill amortization aggregated $1,199,918 for the year ended June 30, 2000.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            eResource Capital Group, Inc.


Date:  November 10, 2000                By: /s/WILLIAM L. WORTMAN
                                           ------------------------------
                                           William L. Wortman
                                           Vice President and
                                           Chief Financial Officer



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